SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

27.	SUBSEQUENT EVENTS

Tailings Management Facility Expansion and Updated Reclamation Plan Approved for MLJV and MWJV Operations

In January 2022, the Canadian Nuclear Safety Commission approved an amendment to the operating license for the MLJV and MWJV Operations, which allows for the expansion of the McClean Lake Tailings Management Facility (“TMF”), along with the associated revised Preliminary Decommissioning Plan and cost estimate. As a result of this updated plan, the Company’s pro-rata share of the financial assurances required to be provided to the Province of Saskatchewan has decreased from $24,135,000 to $22,972,000. This will result in a decrease in the pledged amount required under the 2022 Facility to $7,972,000, and the full release of the Company’s additional cash collateral of $135,000. The Company’s reclamation obligation related to the MLJV is also expected to decrease.

Mongolia Mining Division Sale - Repayment Schedule Agreement with Uranium Industry a.s

In January 2022, the Company executed a Repayment Schedule Agreement (the “Repayment Agreement”) pursuant to which the parties negotiated the repayment of the debt owing from UI to Denison. In accordance with the terms of the Repayment Agreement, the Company received an initial USD$2 million debt repayment instalment in January 2022.

Under the terms of the Repayment Agreement, UI has agreed to make scheduled payments on account of the Arbitration Award, plus additional interest and fees, through a series of quarterly installments and annual milestone payments, until December 31, 2025. The total amount due to Denison under the Agreement, including the initial USD$2 million already received, is approximately USD$16 million. The Repayment Agreement includes customary covenants and conditions in favour of Denison, including certain restrictions on UI’s ability to take on additional debt, in consideration for Denison’s deferral of enforcement of the Arbitration Award while UI is in compliance with its obligations under the Repayment Agreement.

Bank of Nova Scotia Credit Facility Renewal

On January 21, 2022, the Company entered into an amending agreement with BNS to extend the maturity date of the 2021 Facility (see note 16). Under the facility amendment, the maturity date has been extended to January 31, 2023 (the “2022 Facility”). All other terms of the 2022 Facility (tangible net worth covenants, pledged cash, investment amounts and security for the facility) remain unchanged from those of the 2021 Facility, and the Company continues to have access to credit up to $24,000,000 the use of which is restricted to non-financial letters of credit in support of reclamation obligations.

The 2022 Facility remains subject to letter of credit and standby fees of 2.40% (0.40% on the $9,000,000 covered by pledged cash collateral) and 0.75% respectively.

Changes to Composition of the Board of Directors

In January 2022, Ms. Laurie Sterritt was appointed to Denison’s Board of Directors. Ms. Sterritt, Partner at Leaders International, has over 25 years of experience in the fields of Indigenous, government, and community relations.

In February 2022, Mr. Yun Chang Jeong joined the Company's Board of Directors. Mr. Jeong, General Manager of the Nuclear Fuel Supply Section of KHNP, was nominated by KHNP pursuant to the KHNP Strategic Relationship Agreement (‘KHNP SRA'), to fill the vacancy on the Board created by the February 2022 resignation of Mr. Jun Gon Kim.